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FRONT

                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

SCT

               INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

                                ORDINARY SHARES
                        PAR VALUE ONE CENT (U.S. $.01)

  THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK

LOGO SHARES
CUSIP G7885T 10 4

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This Certifies that




is the registered owner of

               FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF

SCOTTISH ANNUITY & LIFE HOLDINGS, LTD. transferable on the books of the Company by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Company has caused this Certificate to be signed by its duly authorized officers by the use of their facsimile signatures and its facsimile seal to be hereunto affixed.

Dated

Chairman of the Board and Chief Executive Officer

Senior Vice President, Chief Financial Officer and Secretary

          SEAL                               COUNTERSIGNED AND REGISTERED:
                                             HARRIS TRUST AND SAVINGS BANK
                                                               TRANSFER AGENT
                                                                AND REGISTRAR

                                             BY

                                               AUTHORIZED SIGNATURE
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BACK

                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

    The Company will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of shares of the Company authorized to be issued, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Company or to the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -   as tenants in common
TEN ENT    -   as tenants by the entireties
JT TEN     -   as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT  --  ................. Custodian ...............
                             (Cust)                     (Minor)
under Uniform Gifts to Minors
Act .................................
               (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated _____________

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR EN-LARGEMENT OR ANY CHANGE WHATEVER.

                             X ________________________________
                                         (SIGNATURE)

                             X ________________________________
                                         (SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: